Exhibit 99.1

Targeting metabolism and tumor dormancy in prostate and lung cancer patients.

Neil Bhowmick

FORWARD LOOKING STATEMENTS

This presentation may contain "forward-looking statements" regarding the current expectations and projections about future events of Kairos Pharma, Ltd. ("Kairos Pharma" or the "Company"). "Forward-looking statements" (statements as to matters other than historical facts) as defined in the Private Securities Litigation Reform Act of 1995 can be identified by terminology such as: "will," "potential", "could," "can," "believe," "intends," "continue," "plans," "expects," "projects," "estimates," "anticipates," "believes," or similar language. These statements are based upon current beliefs and expectations and are subject to many risks and uncertainties which are difficult to foresee and predict. No forward-looking statements can be guaranteed, and actual results may differ materially from such statements. The information in this presentation is provided only as of the date of this presentation and Kairos Pharma takes no obligation to update any forward-looking statements contained in this presentation based on new information of future events and/or results. These forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors that could cause the Company's actual results, performance or achievements to be materially different than any future results, performance or achievements expressed or implied by the forward-looking statements. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including the Company's ability to discover and develop its novel product candidates and successfully demonstrate the efficacy and safety of its product candidates; the pre-clinical and clinical results for its product candidates, which may not support further development of product candidates; actions of the Company's collaborators regarding continued product development and product commercialization; actions of regulatory authorities, which may affect the initiation, timing and progress of clinical trials or the ability of the Company to obtain marketing authorization for its product candidates; the Company's ability to obtain, maintain and protect its intellectual property; the Company's ability to enforce its patents against infringers and defend its patent portfolio against challenges from third parties; competition from others using technology similar to the Company's and others developing products for similar uses; the Company's ability to manage operating expenses; the Company's ability to obtain additional funding to support its business activities and establish and maintain its existing and future collaborations and new business initiatives; the Company's dependence on collaborators and other third parties for development, manufacture, marketing, sales and distribution of products; the outcome of litigation; and unexpected expenditures. Any forward-looking statements represent the Company's views only as of today and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements.

Resistance develops for even blockbuster drugs

1. Tumors are heterogeneous before treatment
2. Cancer evolves under drug pressure
3. Signaling networks are redundant
4. Cancer cells can change phenotype without changing genotype
5. The tumor microenvironment protects tumor cells
6. Resistance can be metabolic
7. Drug exposure is uneven
8. Combination therapy is constrained by toxicity

Mechanisms of resistance to cancer therapies

Hormone Therapy Resistance



- AR Splice Variants
- Receptor Mutations
- Small Cell Differntiation



Prostate Cancer
Lung Cancer
Anti-androgen drugs (enzalutamide, abiraterone, apalutamide)
EGFR drugs (osimertinib, erlotinib, gefitinib)
development of resistance
(CD105)
endoglin
TGFß
BMP9
TßRII
ALK5
BMPRII
ALK1
metastasis
survival de-differentiation

TKI Resistance



MET
HER2
EGFR

- Secondary Mutations
- Bypass Signaling
- Tumor Dormancy

Androgen Receptor Signaling Inhibition Resistance



AR antagonist
(e.g., apalutamide)
AR
AR signaling
AR
AR alterations
(e.g., mutations, splice variants)
AR
AR
AR
Increased AR expression
(AR amplification/overexpression)
PI3K/AKT
MAPK
Compensatory signaling
(e.g., PI3K/AKT, MAPK)
Lineage plasticity
(e.g., neuroendocrine differentiation)

- 200,000 castrate resistant prostate cancer patients alive in the US today
- ACS estimated about 3.55 million prostate cancer survivors as of January 1, 2025

Radiographic PFS points of reference

<u>CARD Trial</u>

ARPI-switch median PFS = **3.7 months**

Cabaxitaxel median PFS = 8 months

N = 255



Percentage of Patients with Progression-free Survival
Cabazitaxel
Androgen-signaling–targeted inhibitor
Months

No. at Risk	0	3	6	9	12	18	24	30
Cabazitaxel	129	91	64	41	23	9	2	1
Androgen-signaling–targeted inhibitor	126	61	36	22	7	3	1	0

NEJM (2019) 318:2506

<u>PSMAfore trial</u>

ARPI-switch median PFS = 5.6 months

^{177}Lu-PSMA median PFS = 11.6 months

N = 468



^{177}Lu-PSMA-617
ARPI change
Proportion of patients without event (%)

Number at risk (number censored)	0	2	4	6	8	10	12	14	16	18	20	22	24	26	28	30
^{177}Lu-PSMA-617 group	234 (0)	217 (12)	175 (5)	152 (3)	126 (6)	111 (3)	94 (2)	86 (1)	67 (6)	39 (16)	25 (6)	20 (3)	8 (10)	4 (3)	4 (0)	0 (4)
ARPI change group	234 (0)	197 (14)	126 (7)	79 (9)	65 (0)	45 (4)	35 (0)	28 (1)	22 (0)	14 (7)	9 (3)	9 (0)	5 (4)	2 (3)	1 (1)	0 (1)

Lancet (2024) 404:1227

BMP signaling contributes to AR inhibitor resistance


ENV105
(carotuximab)
Apalutamide
(CD105)
endoglin
TGFß
BMP9
TßRII
ALK5
BMPRII
ALK1


Vehicle
Carotuximab
BMP9
Carotuximab + BMP9
% Survival
100
50
0
0.01
0.1
1
10
100
Apalutamide (μM)

BMP provides pro-survival and de-differentiation signals

ENV105 restores sensitivity to hormone therapy

ENV105 kills cancer cells resistant to AR Tx (H&E stain in PDX model)

More differentiated smaller tumors


Enzalutamide
Enzalutamide+ ENV105

ENV105 + AR Tx reduces tumor volume more than AR Tx alone


Tumor Volume (normalized to Cx)
800
600
400
200
0
***
****
*
***
**
****
*
Castration - + + - + +
Enza - - + - - +
ENV105 - - - + + +

Basis for clinical trials: NCT03418324 and NCT05534646

ENV105 inhibits the creation of the AR splice variant which has resistance to AR Tx


AR splice variant
AR-full length
AR-V7


CD105
BMP
ENV105=
Carotuximab
ID1
RBM38
AR-V7


AR-V7
Relative expression
16
12
8
4
0
***
***
***
enzalutamide - + - +
ENV105 - - + +

Mol Therapy (2023) 31:78

Oncogene (2019) 38:716

CD105 (ENG) downregulates CHOP and promotes fatty acid oxidation



p coefficient (toENG)
0
-0.2
-0.4
PEX2
AUH
ABCD3
PEX7
ACADM
ACAD10
CROT
ECI1
ECI2
ETFBKMT
DDIT3
-0.4
-0.2
ACOX2
ACACB
BDH2
POR
CPT1A
ABCD1
ALDH1L2
CPT1C
TMLHE
PPARD
22Rv1
C4-2B^MDVR
Apalutamide
Carotuximab
IRE1a
CHOP
phos-PERK
ATF4
Actin
control
si Scr + carotuximab
siCHOP + carotuximab
% Survival
100
50
0.1
1
10
apalutamide

ENV-105 causes fat to shuttle to the peroxisomes to promote terminal ER stress



Carotuximab - + + - + +
Apalutamide - - - + + +
siACOX2 + - + + - +
ATF6
ATF4
CHOP
Survivin
ß-actin
vehicle
apalutamide
carotuximab
combination
Nucleus
BODIPY
Peroxisome

ENV105

IN PROSTATE CANCER PATIENTS

RANDOMIZED PHASE 2 TRIAL: NCT03418324

Apalutamide with or without ENV105


Prostate
Cancer


lupron
enzalutamide
abiraterone
darolutamide
N = 10
Safety lead-in
extend treatment with
combination therapy
for compassionate use
apalutamide single agent
apalutamide + ENV105
lupron
enzalutamide
abiraterone
darolutamide
Randomization
N = 90
cross-over following
resistance development

PRIMARY ENDPOINT: Progression free survival based on RECIST 1.1 and PCWG 3 criteria

SECONDARY ENDPOINT: Companion biomarker validation


Cedars
Sinai
HUNTSMAN
CANCER INSTITUTE
City of
Hope

Edwin Posadas

Umang Swami

Tanya Dorff

Phase 2 Patient Summary NCT05534646

Apalutamide and ENV105 for the Treatment of Metastatic Castration-Resistant Prostate Cancer

Patient ID	Age at enrollment	Pre-treatment PSA	Previous therapies	RECIST/PWCG @ week 16
001	68	7.59	Abiraterone	Stable disease
002	76	278.55	Enzalutamide, Lu-PSMA	Not assessable (unrelated stroke)
003	73	32.35	Enzalutamide	Stable disease
004	82	59.03	Enzalutamide, Abiraterone	Stable disease
005	60	4.49	Apalutamide	Stable disease
006	68	278.43	Abiraterone, Enzalutamide	Stable disease
007	79	5.63	Enzalutamide	Stable disease
008	71	3.37	Abiraterone	Stable disease
009	69	20.59	Abiraterone	clinical PD at 3 months
010	85	0.82	Enzalutamide, Darolutamide, Lu-PSMA	Stable disease

Progression Free Survival NCT05534646



1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
w
w
0
4
8
12
16
20
24
28
Months

Still on trial

w Unreleated withdrawal

Median PFS = 17.7 months*

*Based on patients 1-10

Apalutamide + ENV-105

Apalutamide

Change in PSA

NCT05534646



20
-10
-40
-70
-100
Percent (%) change in PSA

Comparing baseline pre-treatment PSA to nadir PSA values

35% mean PSA decrease

Protocol Modification: AR-105

NCT05534646 ***Phase II Study of AR suppression with Carotuximab in Metastatic, Castration-Resistant Prostate Cancer***

Accruing



Probability of progression free survival
100
80
60
40
20
0
0
10
20
30
Months
Apalutamide + ENV-105
Apalutamide

CRPC with PD through prior ARSI exposure

Enzalutamide naive

Part I: Safety Lead-In (N=10)
Apalutamide 240 mg daily + Carotuximab

completed

Part II: Randomization (1:1) (N=86)
Continue to assess for safety stopping rules
Interim Analysis for Futility

Arm A (monotherapy): Enzalutamide 160 mg daily (N=43)

At progression: Enzalutamide 160 mg daily + Carotuximab (N=43)

Arm B (combination): Enzalutamide 160 mg daily + Carotuximab (N=43)

Enzalutamide exposed

Arm C (combination): Enzalutamide 160 mg daily + Carotuximab (N=20)

Radiographic Progression By RECIST 1.1 or PCWG3

Primary endpoint: Progression Free Survival comparing patients receiving AR blockade + carotuximab to patients receiving AR blockade alone

CD105 is upregulated by EGFR inhibition

- 45,000 EGFR driven NSCLC diagnosed last year
- Tagrisso is the standard of care for EGFR driven NSCLC, yet 80% of patients have only a partial response



A
Parental
Resistant
Parental
Resistant
% cells CD105+
0
20
40
60
80
0
10
20
30
40
Control
Osimertinib
siEGFR
H1975
HCC827



EGFR Inhibitor
carotuximab
(CD105) endoglin
TGFß
BMP9
TßRII
ALK5
BMPRII
ALK1
metastasis
survival
de-differentiation

Drug Res Updates (2025) 81:101237

EGFR inhibition promotes tumor dormancy in a BMP-dependent manner



Parental
Resistant
UMAP 2
UMAP 1
0
1
2
3
4
5



Slow-cycling population
osimertinib
NDRG1
p27
p38
YAP
restored proliferative state by **blocking CD105**
osimertinib
NDRG1
p27
p38
YAP

Drug Res Updates (2025) 81:101237

ENV105 sensitizes EGFR-driven NSCLC to osimertinib



A
H1957R
Osimertinib
Osimertinib + Carotuximab
P = 0.0008
Norm. tumor vol. (mm³)
Days of Treatment
B
HCC827R
Osimertinib
Osimertinib + Carotuximab
P = 0.0056
Norm. tumor vol. (mm³)
Days of Treatment
C
Osimertinib
Osimertinib + Carotuximab
Phosphorylated histone H3
Survivin
Phosphorylated ERK1/2
D
Phos-histone H3
Survivin
Phos-ERK1/2
normalized expression
Osi
Osi Caro

Drug Res Updates (2025) 81:101237


MET
HER2
EGFR

ENV105 IN LUNG CANCER: NCT05401110

PHASE 1 TRIAL FOR EGFR-DRIVEN LUNG CANCER: Osimertinib (Tagrisso) + ENV105


N = 9-20
Safety lead-in
Bayesian design
N = 20
N = 20

Patients that have become resistant to Tagrisso

Patients that are incompletely treated with Tagrisso (persistent ctDNA)


Lung
Cancer

Accruing

PRIMARY ENDPOINT: Determine safety and effective dose of ENV105 in patients with EGFR lung cancer

SECONDARY ENDPOINT: Identify biomarkers for patients most responsive to ENV105

Patient characteristics: NCT05401110

Patient Characteristic All data shown as n (%) unless otherwise specified	**Safety population n = 11**
Age, median (range), years	72 (56-87)
Female	11 (64%)
Race	
White	6 (55%)
Asian	4 (36%)
Black/AA	1 (9%)

Efficacy: NCT05401110

Best Response	Efficacy population (n = 8)
PR	0
SD	5 (63%)
PD	3 (37%)

Summary


AR antagonist
(e.g., apalutamide)
EGFR antagonist
(e.g., osimertinib)
Androgen Receptor
(AR)
Epidermal Growth
Factor Receptor (EGFR)
Compensatory signaling
(e.g., CD105/BMP)
ENV-105
Therapy resistance
Fatty acid oxidation
Tumor dormancy

fatty-acid oxidation and tumor-cell dormancy/persistence can be compatible as dormant cells have very different metabolic requirements from proliferating cells.